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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Counsel and Auditors" and to the use of our report dated December 10, 1997, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-3706) of Winthrop Focus Funds.


                                                         ERNST & YOUNG LLP

New York, New York
February 25, 1998